Advisors Disciplined Trust 2124

Supplement to the Prospectus

Notwithstanding anything to the contrary in the prospectus, the portfolio for Emerging Markets Dividend Portfolio, Series 2022-2 no longer includes shares of the PetroChina Company Limited.

Supplement Dated: October 3, 2022